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                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Report (Date of earliest event reported):
                        November 4, 1997 (October 22, 1997)
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                                 CIBER, INC.
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               (Exact name of registrant as specified in its charter)

          Delaware                 0-23488                38-2046833
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(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)           File Number)         Identification No.)


5251 DTC Parkway, Suite 1400, Englewood, Colorado           80111
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (303) 220-0100
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                                   CIBER, Inc.
                     Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On October 24, 1997, The Constell Group, Inc. ("Constell") merged into CIBER, Inc. ("CIBER") in a business combination to be accounted for as a pooling of interests. CIBER issued 250,000 shares of its common stock in exchange for all of the common stock of Constell.

     On October 22, 1997, CIBER issued 73,864 shares of its common stock in exchange for all of the assets and liabilities of Bailey & Quinn, Inc. This business combination will be accounted for as a pooling of interests.

ITEM 7(c).  EXHIBITS

     1. News Release dated October 27, 1997 announcing the merger with The Constell Group, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CIBER, INC.


Date: November 4, 1997                 By:  /s/ Christopher L. Loffredo
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                                          Christopher L. Loffredo
                                          Vice President/Chief
                                          Accounting Officer